UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5178

Name of Fund: Merrill Lynch Equity Dividend Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Equity Dividend Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/04

Date of reporting period: 08/01/03 - 01/31/04

Item 1 - Report to Shareholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Equity Dividend Fund

Semi-Annual Report
January 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Equity Dividend Fund

Sector Representation as a Percentage of Equities as of January 31, 2004

A pie graph depicting Sector Representation as a Percentage of Equities as of January 31, 2004

Financials                                                               22.0%
Utilities                                                                 9.6%
Information Technology                                                    2.7%
Telecommunication Services                                                4.2%
Health Care                                                               3.1%
Consumer Discretionary                                                    6.0%
Energy                                                                   12.9%
Consumer Staples                                                          9.0%
Industrials                                                              11.9%
Materials                                                                18.6%

Portfolio Information as of January 31, 2004

                                                                      Percent of
Ten Largest Common Stock Holdings                                     Net Assets
--------------------------------------------------------------------------------
Citigroup Inc. .......................................................    2.4%
Electrolux AB 'B' ....................................................    2.1
United Technologies Corporation ......................................    1.9
The Procter & Gamble Company .........................................    1.8
The St. Paul Companies, Inc. .........................................    1.8
Raytheon Company .....................................................    1.6
Total Fina SA (ADR) ..................................................    1.6
BHP Steel Limited ....................................................    1.5
Bank of Montreal .....................................................    1.4
Diageo PLC ...........................................................    1.4
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Metals & Mining ......................................................   10.8%
Oil & Gas ............................................................   10.2
Electric Utilities ...................................................    6.8
Commercial Banks .....................................................    6.6
Aerospace & Defense ..................................................    6.5
--------------------------------------------------------------------------------

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


2         MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004

A Letter From the President

Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with geopolitical turmoil, unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed.

As we entered 2004, the equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended January 31, 2004, the Standard & Poor's (S&P) 500 Index returned +15.23% and +34.57%, respectively. In the fixed income markets, investors willing to accept the greatest risk were rewarded the most. The high yield market, for example, provided a return of +12.07% over the past six months and +26.96% for the 12-month period ended January 31, 2004, as measured by the Credit Suisse First Boston High Yield Index.

At this time, the major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, is estimated at a more sustainable 4% in the fourth quarter. That level of growth is expected to repeat itself in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By the end of January, 298 of the S&P 500 companies had reported their fourth-quarter results, and 67.4% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds in 2004.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with a much stronger economy and recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Trustee


          MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004             3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      During the period, we considerably reduced the Fund's cash position and significantly increased our exposure to the materials sector in an effort to benefit from continued growth in China and other Asian markets.

Effective October 1, 2003, Merrill Lynch Equity Income Fund was renamed Merrill Lynch Equity Dividend Fund. In connection with this change, the Fund also adopted a new investment policy to invest at least 80% of its assets in dividend-paying securities. This change does not affect your holding in the Fund or the Fund's investment objective to seek long-term total return and current income.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2004, the Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +14.88%, +14.50%, +14.48%, +15.02% and +14.88%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Standard & Poor's 500 Index, returned +15.23%.

The Fund's modest underperformance of the benchmark resulted primarily from our defensive cash balances as the market rally began in the spring of 2003, as well as our low exposure to the financial services sector. In addition, despite reduced Federal income tax on dividends, the equities of non-dividend-paying companies and companies with weaker balance sheets were the top performers during the period. Given the Fund's focus on financial strength, as well as our requirement that virtually all portfolio holdings pay dividends, this detracted from returns relative to the benchmark.

Nevertheless, Fund performance for the period was in line with that of its comparable Lipper category of Equity Income Funds, which had an average return of +14.88% for the six months ended January 31, 2004. (Funds in this Lipper category seek relatively high current income and growth of income by investing primarily in dividend-paying equity securities.)

We maintained the Fund's overweight position in materials stocks. Although profit-taking hit the materials sector in January 2004, thereby detracting from Fund returns, commodity prices continued to rise and we believe earnings revisions should be positive for the sector. Materials stocks also tend to have strong seasonal performances during the first half of the year, with only three of the preceding 19 years failing to exhibit this pattern. With continued growth in China and the start of an industrial rebound in Western countries, we believe the materials sector is positioned to show a second leg of good performance.

What changes were made to the portfolio during the period?

With the notable exception of our focus on materials, we generally maintained a defensive stance throughout the six-month period, based on our belief that the signs of an economic recovery were mixed. During the period, we invested $12 million from our tactical cash balances. Together with other fund flows, this served to reduce the portfolio's cash holdings to less than 10% at the end of the period. Consequently, as of January 31, 2004, the Fund was at its highest invested position in more than two years.

We continued to focus on the materials sector because these companies are leveraged to an improving economy, and we believe they will benefit from rising commodity prices. Within the materials sector, we purchased Cameco Corporation, a uranium producer, early in the period, given the improved demands for uranium and the company's projected profits from the Bruce generating station in Ontario, Canada. We also added to several existing holdings in the sector. Additionally, we initiated a position in Noranda Inc., a diversified metals and mining company that offered what we considered to be an attractive dividend yield.


4         MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004

We sold Duke Energy Corporation in the utility sector in November after the stock rallied following the appointment of Paul Anderson as the new chief executive officer. Despite the positive management change, we remained concerned about the company's long-term financial strength. We established a position in Wachovia Corporation in the financial services sector. In our opinion, the company is gaining momentum as it progresses with its integration of recent acquisitions, and we believe it has less interest-rate risk than other major banks.

How would you characterize the Fund's position at the close of the period?

The beginning of an industrial recovery in the domestic manufacturing sector prompted us to reduce the Fund's cash allocation, which stood at 8% of net assets as of January 31, 2004. The Fund is positioned to benefit from the ongoing economic rebound and from continued growth in China and other Asian markets, where we maintain significant overweights in the materials and industrial sectors, as these companies have reported a pickup in activity.

The portfolio has an underweight relative to the benchmark in the consumer spending subsector, where we see limited potential for additional appreciation. We expect the American consumer to have less spending capacity, as diminishing refinancing activity removes a strong source of liquidity and rising energy and health care costs offset the positive effects of the Federal income tax cuts enacted in 2003.

Robert M. Shearer
Vice President and Portfolio Manager

February 20, 2004


          MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004             5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                6-Month                12-Month         10-Year/Since Inception
As of January 31, 2004                       Total Return            Total Return            Total Return
===============================================================================================================
ML Equity Dividend Fund Class A Shares*         +14.88%                 +28.07%                 +172.82%
---------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class B Shares*         +14.50                  +27.01                  +148.82
---------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class C Shares*         +14.48                  +27.10                  +153.68
---------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class I Shares*         +15.02                  +28.24                  +175.58
---------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class R Shares*         +14.88                  +28.50                  + 22.93
---------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                   +15.23                  +34.57           +181.31/+185.40/+26.88
---------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares, from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total return periods are for 10 years, from 10/21/94 and from 1/03/03, respectively.


6         MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004

Performance Data (concluded)

Average Annual Total Return

                                                Return Without     Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 1/31/04                              +28.07%           +21.34%
--------------------------------------------------------------------------------
Five Years Ended 1/31/04                            + 4.46            + 3.34
--------------------------------------------------------------------------------
Inception (10/21/94)
  through 1/31/04                                   +11.42            +10.78
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                     Return             Return
                                                  Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 1/31/04                               +27.01%           +23.01%
--------------------------------------------------------------------------------
Five Years Ended 1/31/04                             + 3.64            + 3.32
--------------------------------------------------------------------------------
Ten Years Ended 1/31/04                              + 9.54            + 9.54
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                   Return             Return
                                                Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 1/31/04                             +27.10%           +26.10%
--------------------------------------------------------------------------------
Five Years Ended 1/31/04                           + 3.65            + 3.65
--------------------------------------------------------------------------------
Inception (10/21/94)
  through 1/31/04                                  +10.55            +10.55
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                Return Without     Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 1/31/04                              +28.24%           +21.51%
--------------------------------------------------------------------------------
Five Years Ended 1/31/04                            + 4.70            + 3.58
--------------------------------------------------------------------------------
Ten Years Ended 1/31/04                             +10.67            +10.07
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                                  Return Without
                                                                   Sales Charge
================================================================================
Class R Shares
================================================================================
One Year Ended 1/31/04                                                +28.50%
--------------------------------------------------------------------------------
Inception (1/03/03)
  through 1/31/04                                                     +21.14
--------------------------------------------------------------------------------


          MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004             7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments

                                                                                                            Value         Percent of
Europe          Industry*              Shares Held      Common Stocks                                 (in U.S. dollars)   Net Assets
====================================================================================================================================
France          Oil & Gas                   62,100      Total Fina SA (ADR) (a)                          $ 5,483,430          1.6%
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in France                      5,483,430          1.6
====================================================================================================================================
Sweden          Household Durables         297,600      Electrolux AB 'B'                                  6,886,565          2.1
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Sweden                      6,886,565          2.1
====================================================================================================================================
United Kingdom  Beverages                  362,500      Diageo PLC                                         4,750,853          1.4
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas                   84,100      BP Amoco PLC (ADR) (a)                             4,003,160          1.2
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in the United Kingdom          8,754,013          2.6
                ====================================================================================================================
                                                        Total Common Stocks in Europe                     21,124,008          6.3
====================================================================================================================================
North America
====================================================================================================================================
Canada          Commercial Banks           111,600      Bank of Montreal                                   4,847,688          1.4
                --------------------------------------------------------------------------------------------------------------------
                Diversified                130,200      BCE Inc.                                           2,898,252          0.9
                Telecommunication
                Services
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining             74,300      Alcan Aluminium Ltd.                               3,167,409          0.9
                                            73,600      Barrick Gold Corporation                           1,451,642          0.4
                                            51,300      Cameco Corporation                                 2,311,662          0.7
                                           182,400      Noranda Inc.                                       2,644,690          0.8
                                           105,200      Placer Dome Inc.                                   1,653,437          0.5
                                                                                                         ---------------------------
                                                                                                          11,228,840          3.3
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas                   73,600      EnCana Corp.                                       2,853,494          0.9
                --------------------------------------------------------------------------------------------------------------------
                Paper & Forest Products    272,400      Abitibi-Consolidated Inc.                          2,084,359          0.6
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Canada                     23,912,633          7.1
====================================================================================================================================
United States   Aerospace & Defense         45,000      General Dynamics Corporation                       4,114,350          1.2
                                            43,500      Northrop Grumman Corporation                       4,206,885          1.3
                                           179,800      Raytheon Company                                   5,485,698          1.6
                                            55,300      Rockwell Collins, Inc.                             1,807,757          0.5
                                            66,500      United Technologies Corporation                    6,353,410          1.9
                                                                                                         ---------------------------
                                                                                                          21,968,100          6.5
                --------------------------------------------------------------------------------------------------------------------
                Automobiles                 36,500      General Motors Corporation                         1,813,320          0.5
                --------------------------------------------------------------------------------------------------------------------
                Beverages                   62,600      The Coca-Cola Company                              3,082,424          0.9
                --------------------------------------------------------------------------------------------------------------------
                Capital Markets             28,400      The Bank of New York Company, Inc.                   901,700          0.3
                                            49,100      Morgan Stanley                                     2,858,111          0.8
                                             1,227    + Piper Jaffray Companies, Inc.                         57,608          0.0
                                                                                                         ---------------------------
                                                                                                           3,817,419          1.1
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                   33,400      Air Products and Chemicals, Inc.                   1,666,994          0.5
                                            25,200      The Dow Chemical Company                           1,057,140          0.3
                                            41,200      E.I. du Pont de Nemours and Company                1,808,680          0.5
                                            42,800      Praxair, Inc.                                      1,515,548          0.5
                                            87,000      Rohm and Haas Company                              3,416,490          1.0
                                                                                                         ---------------------------
                                                                                                           9,464,852          2.8
                --------------------------------------------------------------------------------------------------------------------
                Commercial Banks            38,000      Bank of America Corporation                        3,095,480          0.9
                                            62,500      FleetBoston Financial Corporation                  2,786,250          0.8
                                            34,800      SunTrust Banks, Inc.                               2,518,128          0.8
                                           122,700      U.S. Bancorp                                       3,468,729          1.0
                                            35,500      Wachovia Corporation                               1,641,520          0.5
                                            71,100      Wells Fargo & Company                              4,081,851          1.2
                                                                                                         ---------------------------
                                                                                                          17,591,958          5.2
                --------------------------------------------------------------------------------------------------------------------
                Computers & Peripherals    142,000      Hewlett-Packard Company                            3,378,180          1.0
                                            47,000      International Business Machines Corporation        4,663,810          1.4
                                                                                                         ---------------------------
                                                                                                           8,041,990          2.4


8         MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004

North America                                                                                                Value        Percent of
(continued)     Industry*              Shares Held      Common Stocks                                 (in U.S. dollars)   Net Assets
====================================================================================================================================
United States   Consumer Finance            35,700      American Express Company                         $ 1,850,688          0.6%
(continued)     --------------------------------------------------------------------------------------------------------------------
                Containers & Packaging      55,700      Temple-Inland, Inc.                                3,289,085          1.0
                --------------------------------------------------------------------------------------------------------------------
                Diversified Financial      165,800      Citigroup Inc.                                     8,203,784          2.4
                Services
                --------------------------------------------------------------------------------------------------------------------
                Diversified                 71,620      AT&T Corporation                                   1,393,725          0.4
                Telecommunication           96,700      BellSouth Corporation                              2,826,541          0.9
                Services                    88,000      SBC Communications Inc.                            2,244,000          0.7
                                            80,000      Sprint Corporation                                 1,392,800          0.4
                                            56,000      Verizon Communications                             2,064,160          0.6
                                                                                                         ---------------------------
                                                                                                           9,921,226          3.0
                --------------------------------------------------------------------------------------------------------------------
                Electric Utilities          53,600      American Electric Power Company, Inc.              1,750,040          0.5
                                            40,900      Cinergy Corp.                                      1,581,603          0.5
                                            54,200      Cleco Corporation                                    984,814          0.3
                                            25,000      Consolidated Edison, Inc.                          1,095,750          0.3
                                            72,500      Dominion Resources, Inc.                           4,651,600          1.4
                                            25,200      Exelon Corporation                                 1,687,896          0.5
                                            13,500      FPL Group, Inc.                                      887,625          0.3
                                            35,300      FirstEnergy Corp.                                  1,324,456          0.4
                                            59,900      PPL Corporation                                    2,738,628          0.8
                                            93,800      The Southern Company                               2,795,240          0.8
                                            72,800      TXU Corporation                                    1,747,200          0.5
                                            49,600      Wisconsin Energy Corporation                       1,641,264          0.5
                                                                                                         ---------------------------
                                                                                                          22,886,116          6.8
                --------------------------------------------------------------------------------------------------------------------
                Electrical Equipment        52,200      Rockwell International Corporation                 1,700,154          0.5
                --------------------------------------------------------------------------------------------------------------------
                Energy Equipment &          94,800      Halliburton Company                                2,858,220          0.9
                Service                     44,600      Schlumberger Limited                               2,728,628          0.8
                                                                                                         ---------------------------
                                                                                                           5,586,848          1.7
                --------------------------------------------------------------------------------------------------------------------
                Food & Staples              34,200      Wal-Mart Stores, Inc.                              1,841,670          0.5
                Retailing
                --------------------------------------------------------------------------------------------------------------------
                Food Products                1,060      The J.M. Smucker Company                              49,385          0.0
                --------------------------------------------------------------------------------------------------------------------
                Gas Utilities               57,300      AGL Resources Inc.                                 1,682,328          0.5
                                            42,100      KeySpan Corporation                                1,535,387          0.5
                                                                                                         ---------------------------
                                                                                                           3,217,715          1.0
                --------------------------------------------------------------------------------------------------------------------
                Health Care Providers &      3,533      + Medco Health Solutions, Inc.                       130,191          0.0
                Services
                --------------------------------------------------------------------------------------------------------------------
                Household Products          80,600      The Clorox Company                                 3,939,728          1.2
                                            66,900      Kimberly-Clark Corporation                         3,951,114          1.2
                                            60,500      The Procter & Gamble Company                       6,115,340          1.8
                                                                                                         ---------------------------
                                                                                                          14,006,182          4.2
                --------------------------------------------------------------------------------------------------------------------
                Industrial                  39,300      3M Co.                                             3,108,237          0.9
                Conglomerates               25,300      General Electric Company                             850,839          0.3
                                                                                                         ---------------------------
                                                                                                           3,959,076          1.2
                --------------------------------------------------------------------------------------------------------------------
                Insurance                   54,667      American International Group, Inc.                 3,796,623          1.1
                                            93,700      Lincoln National Corporation                       4,136,855          1.2
                                            58,600      Marsh & McLennan Companies, Inc.                   2,750,098          0.8
                                           139,800      The St. Paul Companies, Inc.                       5,889,774          1.8
                                           113,927      Travelers Property Casualty Corp. (Class A)        2,068,914          0.6
                                             9,506      Travelers Property Casualty Corp. (Class B)          172,059          0.1
                                                                                                         ---------------------------
                                                                                                          18,814,323          5.6
                --------------------------------------------------------------------------------------------------------------------
                Machinery                   49,100      Caterpillar Inc.                                   3,836,183          1.1
                                            72,600      Deere & Company                                    4,544,760          1.4
                                                                                                         ---------------------------
                                                                                                           8,380,943          2.5
                --------------------------------------------------------------------------------------------------------------------
                Media                       44,190    + Comcast Corporation (Class A)                      1,507,763          0.5
                                            23,873    + Hughes Electronics Corporation                       399,634          0.1
                                            44,300      The McGraw-Hill Companies, Inc.                    3,323,386          1.0
                                                                                                         ---------------------------
                                                                                                           5,230,783          1.6


          MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004             9

[LOGO] Merrill Lynch Investment Managers

North America                                                                                                Value        Percent of
(concluded)     Industry*              Shares Held      Common Stocks                                  (in U.S. dollars)  Net Assets
====================================================================================================================================
United States   Metals & Mining             52,600      Arch Coal, Inc.                                  $ 1,452,812          0.5%
(concluded)                                102,400      CONSOL Energy Inc.                                 2,365,440          0.7
                                            34,200      Newmont Mining Corporation                         1,424,772          0.4
                                                                                                         ---------------------------
                                                                                                           5,243,024          1.6
                --------------------------------------------------------------------------------------------------------------------
                Multi-Utilities &           59,400      Public Service Enterprise Group
                Unregulated Power                       Incorporated                                       2,699,136          0.8
                                            13,100      SCANA Corporation                                    454,832          0.1
                                                                                                         ---------------------------
                                                                                                           3,153,968          0.9
                --------------------------------------------------------------------------------------------------------------------
                Multiline Retail            84,500      Family Dollar Stores, Inc.                         2,927,080          0.9
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas                   32,944      ChevronTexaco Corporation                          2,844,714          0.8
                                            68,700      ConocoPhillips                                     4,525,956          1.4
                                            44,500      Devon Energy Corporation                           2,512,470          0.8
                                            68,100      EOG Resources, Inc.                                3,084,930          0.9
                                           109,300      Exxon Mobil Corporation                            4,458,347          1.3
                                            65,600      Murphy Oil Corporation                             3,972,736          1.2
                                                                                                         ---------------------------
                                                                                                          21,399,153          6.4
                --------------------------------------------------------------------------------------------------------------------
                Paper & Forest Products     78,000      International Paper Company                        3,297,060          1.0
                                            75,500      Weyerhaeuser Company                               4,640,230          1.4
                                                                                                         ---------------------------
                                                                                                           7,937,290          2.4
                --------------------------------------------------------------------------------------------------------------------
                Personal Products           59,300      Avon Products, Inc.                                3,754,876          1.1
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals             57,800      Abbott Laboratories                                2,490,024          0.7
                                            58,700      Bristol-Myers Squibb Company                       1,646,535          0.5
                                            28,400      Johnson & Johnson                                  1,517,128          0.5
                                            29,300      Merck & Co., Inc.                                  1,394,680          0.4
                                            54,700      Wyeth                                              2,239,965          0.7
                                                                                                         ---------------------------
                                                                                                           9,288,332          2.8
                --------------------------------------------------------------------------------------------------------------------
                Real Estate                  9,400      American Financial Realty Trust                      170,328          0.1
                                            67,900      CarrAmerica Realty Corporation                     2,157,183          0.6
                                            36,500      Kimco Realty Corporation                           1,683,745          0.5
                                            41,700      Simon Property Group, Inc.                         2,170,485          0.6
                                           128,900      Taubman Centers, Inc.                              2,994,347          0.9
                                                                                                         ---------------------------
                                                                                                           9,176,088          2.7
                --------------------------------------------------------------------------------------------------------------------
                Specialty Retail            75,500      Limited Brands                                     1,374,100          0.4
                --------------------------------------------------------------------------------------------------------------------
                Thrifts & Mortgage          39,500      Freddie Mac                                        2,465,590          0.7
                Finance
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in the United States         241,567,733         71.9
                ====================================================================================================================
                                                        Total Common Stocks in North America             265,480,366         79.0
====================================================================================================================================
Pacific Basin/Asia
====================================================================================================================================
Australia       Metals & Mining            707,100      Alumina Limited                                    3,045,864          0.9
                                           446,100      BHP Billiton Limited                               3,833,005          1.1
                                         1,249,300      BHP Steel Limited                                  5,020,118          1.5
                                           145,970      Rio Tinto Limited                                  3,955,932          1.2
                                           508,900    + WMC Resources Limited                              2,021,698          0.6
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Australia                  17,876,617          5.3
====================================================================================================================================
China           Metals & Mining             38,480      Aluminum Corporation of China Limited
                                                        (ADR) (a)                                          2,464,644          0.8
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in China                       2,464,644          0.8
                ====================================================================================================================
                                                        Total Common Stocks in the Pacific
                                                        Basin/Asia                                        20,341,261          6.1
                ====================================================================================================================
                                                        Total Common Stocks (Cost--$236,865,739)         306,945,635         91.3
                ====================================================================================================================


10        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004

Schedule of Investments (concluded)

                                                                                                             Value        Percent of
North America   Industry*              Face Amount      Trust Preferred                               (in U.S. dollars)   Net Assets
====================================================================================================================================
United States   Automobiles              2,000,000      Ford Capital Trust II, 3.25%                     $ 2,143,637          0.7%
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Trust Preferred in North America             2,143,637          0.7
====================================================================================================================================

Pacific Basin/Asia                     Shares Held      Preferred Stocks
====================================================================================================================================
Australia       Media                        2,670      The News Corporation Limited
                                                        (Convertible) (ADR) (a)                               85,600          0.0
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Preferred Stocks in the Pacific
                                                        Basin/Asia                                            85,600          0.0
                ====================================================================================================================
                                                        Total Preferred Securities
                                                        (Cost--$2,077,697)                                 2,229,237          0.7
                ====================================================================================================================

====================================================================================================================================
                              Beneficial Interest/
                                       Shares Held      Short-Term Securities
                ====================================================================================================================
                                       $26,337,427      Merrill Lynch Liquidity Series, LLC
                                                        Cash Sweep Series I (b)                           26,337,427          7.8
                                       $ 4,542,000      Merrill Lynch Liquidity Series, LLC
                                                        Money Market Series (b)(c)                         4,542,000          1.4
                                         1,514,000      Merrill Lynch Premier Institutional
                                                        Fund (b)(c)                                        1,514,000          0.4
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities
                                                        (Cost--$32,393,427)                               32,393,427          9.6
====================================================================================================================================
                Total Investments (Cost--$271,336,863)                                                   341,568,299        101.6

                Liabilities in Excess of Other Assets                                                     (5,501,232)        (1.6)
                                                                                                        ----------------------------
                Net Assets                                                                              $336,067,067        100.0%
                                                                                                        ============================

+     Non-income producing security.
* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a)   American Depositary Receipts (ADR).
(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                         Net           Dividend
      Affiliate                                       Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                        $(16,761,480)       $153,970
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                        $(11,602,740)       $  8,240
      Merrill Lynch Premier Institutional Fund       (9,249,160)       $  4,207
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.


          MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004            11

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of January 31, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments, at value (including securities loaned of $5,992,360)
                        (identified cost--$271,336,863) ..................................                      $ 341,568,299
                       Foreign cash (cost--$41,574) ......................................                             43,861
                       Receivables:
                          Beneficial interest sold .......................................    $     717,516
                          Dividends ......................................................          486,951
                          Securities lending--net ........................................            3,449
                          Interest .......................................................            1,146         1,209,062
                                                                                              -------------
                       Prepaid registration fees .........................................                             43,021
                                                                                                                -------------
                       Total assets ......................................................                        342,864,243
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .........................                          6,056,000
                       Payables:
                          Beneficial interest redeemed ...................................          349,116
                          Investment adviser .............................................          191,708
                          Distributor ....................................................          109,523
                          Other affiliates ...............................................           50,264           700,611
                                                                                              -------------
                       Accrued expenses and other liabilities ............................                             40,565
                                                                                                                -------------
                       Total liabilities .................................................                          6,797,176
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                      $ 336,067,067
                                                                                                                =============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                      $     997,732
                       Class B Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            502,907
                       Class C Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            316,247
                       Class I Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            872,913
                       Class R Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                              3,732
                       Paid-in capital in excess of par ..................................                        271,697,196
                       Undistributed investment income--net ..............................    $      76,601
                       Accumulated realized capital losses on investments and foreign
                        currency transactions--net .......................................       (8,634,617)
                       Unrealized appreciation on investments and foreign currency
                        transactions--net ................................................       70,234,356
                                                                                              -------------
                       Total accumulated earnings--net ...................................                         61,676,340
                                                                                                                -------------
                       Net Assets ........................................................                      $ 336,067,067
                                                                                                                =============
=============================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $124,596,369 and 9,977,323 shares
                        of beneficial interest outstanding ...............................                      $       12.49
                                                                                                                =============
                       Class B--Based on net assets of $63,003,543 and 5,029,067 shares
                        of beneficial interest outstanding ...............................                      $       12.53
                                                                                                                =============
                       Class C--Based on net assets of $38,948,533 and 3,162,470 shares
                        of beneficial interest outstanding ...............................                      $       12.32
                                                                                                                =============
                       Class I--Based on net assets of $109,049,195 and 8,729,128 shares
                        of beneficial interest outstanding ...............................                      $       12.49
                                                                                                                =============
                       Class R--Based on net assets of $469,427 and 37,317 shares
                        of beneficial interest outstanding ...............................                      $       12.58
                                                                                                                =============

      See Notes to Financial Statements.


12        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004

Statement of Operations

For the Six Months Ended January 31, 2004
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $47,120 foreign withholding tax) ................                      $   3,475,723
                       Interest ..........................................................                            217,895
                       Securities lending--net ...........................................                             12,447
                                                                                                                -------------
                       Total income ......................................................                          3,706,065
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $     947,842
                       Account maintenance and distribution fees--Class B ................          292,651
                       Account maintenance and distribution fees--Class C ................          170,699
                       Account maintenance fees--Class A .................................          142,065
                       Transfer agent fees--Class A ......................................           97,184
                       Transfer agent fees--Class I ......................................           93,455
                       Accounting services ...............................................           72,946
                       Transfer agent fees--Class B ......................................           56,113
                       Registration fees .................................................           35,405
                       Printing and shareholder reports ..................................           34,673
                       Professional fees .................................................           33,483
                       Transfer agent fees--Class C ......................................           33,233
                       Trustees' fees and expenses .......................................           25,325
                       Custodian fees ....................................................           12,994
                       Pricing fees ......................................................            2,695
                       Account maintenance fees--Class R .................................              278
                       Transfer agent fees--Class R ......................................              186
                       Other .............................................................           12,337
                                                                                              -------------
                       Total expenses ....................................................                          2,063,564
                                                                                                                -------------
                       Investment income--net ............................................                          1,642,501
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized loss on:
                          Investments--net ...............................................         (100,381)
                          Foreign currency transactions--net .............................          (10,591)         (110,972)
                                                                                              -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...............................................       42,192,104
                          Foreign currency transactions--net .............................            4,041        42,196,145
                                                                                              -------------------------------
                       Total realized and unrealized gain on investments and foreign
                        currency transactions--net .......................................                         42,085,173
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $  43,727,674
                                                                                                                =============

      See Notes to Financial Statements.


          MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004            13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                               For the Six         For the
                                                                                               Months Ended       Year Ended
                                                                                                January 31,        July 31,
Increase (Decrease) in Net Assets:                                                                 2004              2003
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $   1,642,501     $   3,200,200
                       Realized loss on investments and foreign currency
                        transactions--net ................................................         (110,972)       (4,709,315)
                       Change in unrealized appreciation/depreciation on
                        investments and foreign currency transactions--net ...............       42,196,145        18,263,704
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............       43,727,674        16,754,589
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ........................................................         (722,382)       (1,188,025)
                          Class B ........................................................         (143,664)         (272,909)
                          Class C ........................................................          (90,147)         (160,088)
                          Class I ........................................................         (848,218)       (1,366,969)
                          Class R ........................................................           (1,167)               --
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends
                        to shareholders ..................................................       (1,805,578)       (2,987,991)
                                                                                              -------------------------------
=============================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from beneficial
                        interest transactions ............................................        9,545,502        67,412,613
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................       51,467,598        81,179,211
                       Beginning of period ...............................................      284,599,469       203,420,258
                                                                                              -------------------------------
                       End of period* ....................................................    $ 336,067,067     $ 284,599,469
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $      76,601     $     239,678
                                                                                              ===============================

      See Notes to Financial Statements.


14        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004

Financial Highlights

                                                                                               Class A
                                                                ------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six                     For the Year Ended
from information provided in the financial statements.          Months Ended                        July 31,++
                                                                January 31,      -------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2004            2003          2002          2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $  10.94        $  10.49      $  12.29      $  12.70     $  14.27
                                                                 -----------------------------------------------------------------
                       Investment income--net** ...............       .07             .15           .14           .16          .28
                       Realized and unrealized gain (loss)
                        on investments and foreign currency
                        transactions--net .....................      1.55             .44         (1.30)         1.07         (.95)
                                                                 -----------------------------------------------------------------
                       Total from investment operations .......      1.62             .59         (1.16)         1.23         (.67)
                                                                 -----------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............      (.07)           (.14)         (.13)         (.18)        (.28)
                          Realized gain on investments--net ...        --              --          (.51)        (1.46)        (.62)
                                                                 -----------------------------------------------------------------
                       Total dividends and distributions ......      (.07)           (.14)         (.64)        (1.64)        (.90)
                                                                 -----------------------------------------------------------------
                       Net asset value, end of period .........  $  12.49        $  10.94      $  10.49      $  12.29     $  12.70
                                                                 =================================================================
==================================================================================================================================
Total Investment Return+
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....     14.88%@          5.72%        (9.77%)       10.12%       (4.68%)
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................      1.16%*          1.20%         1.20%         1.33%        1.20%
                                                                 =================================================================
                       Investment income--net .................      1.17%*          1.46%         1.18%         1.30%        2.10%
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $124,596        $ 98,558      $ 82,956      $ 97,609     $ 97,517
                                                                 =================================================================
                       Portfolio turnover .....................       .87%          11.72%        25.82%        61.08%       32.33%
                                                                 =================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Total investment returns exclude the effects of sales charges.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
@     Aggregate total investment return.

      See Notes to Financial Statements.


          MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004            15

[LOGO] Merrill Lynch Investment Managers

                                                                                                Class B
                                                                ------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six                     For the Year Ended
from information provided in the financial statements.          Months Ended                         July 31,
                                                                January 31,      -------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2004            2003          2002          2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $  10.97        $  10.53      $  12.33      $  12.73     $  14.29
                                                                 -----------------------------------------------------------------
                       Investment income--net** ...............       .02             .07           .05           .07          .18
                       Realized and unrealized gain (loss)
                        on investments and foreign currency
                        transactions--net .....................      1.57             .43         (1.30)         1.07         (.94)
                                                                 -----------------------------------------------------------------
                       Total from investment operations .......      1.59             .50         (1.25)         1.14         (.76)
                                                                 -----------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............      (.03)           (.06)         (.04)         (.08)        (.18)
                          Realized gain on investments--net ...        --              --          (.51)        (1.46)        (.62)
                                                                 -----------------------------------------------------------------
                       Total dividends and distributions ......      (.03)           (.06)         (.55)        (1.54)        (.80)
                                                                 -----------------------------------------------------------------
                       Net asset value, end of period .........  $  12.53        $  10.97      $  10.53      $  12.33     $  12.73
                                                                 =================================================================
==================================================================================================================================
Total Investment Return+
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....     14.50%@          4.79%       (10.45%)        9.32%       (5.39%)
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................      1.93%*          1.98%         1.98%         2.11%        1.97%
                                                                 =================================================================
                       Investment income--net .................       .41%*           .69%          .40%          .52%        1.35%
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $ 63,004        $ 53,429      $ 44,371      $ 49,383     $ 43,289
                                                                 =================================================================
                       Portfolio turnover .....................       .87%          11.72%        25.82%        61.08%       32.33%
                                                                 =================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004

                                                                                               Class C
                                                                ------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six                     For the Year Ended
from information provided in the financial statements.          Months Ended                          July 31,
                                                                January 31,      -------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2004            2003          2002          2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $  10.79        $  10.35      $  12.15      $  12.58     $  14.14
                                                                 -----------------------------------------------------------------
                       Investment income--net** ...............       .02             .07           .04           .05          .17
                       Realized and unrealized gain (loss)
                        on investments and foreign currency
                        transactions--net .....................      1.54             .43         (1.27)         1.14         (.93)
                                                                 -----------------------------------------------------------------
                       Total from investment operations .......      1.56             .50         (1.23)         1.19         (.76)
                                                                 -----------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............      (.03)           (.06)         (.06)         (.16)        (.18)
                          Realized gain on investments--net ...        --              --          (.51)        (1.46)        (.62)
                                                                 -----------------------------------------------------------------
                       Total dividends and distributions ......      (.03)           (.06)         (.57)        (1.62)        (.80)
                                                                 -----------------------------------------------------------------
                       Net asset value, end of period .........  $  12.32        $  10.79      $  10.35      $  12.15     $  12.58
                                                                 =================================================================
==================================================================================================================================
Total Investment Return+
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....     14.48%@          4.89%       (10.50%)        9.31%       (5.39%)
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................      1.94%*          1.98%         1.97%         2.12%        1.98%
                                                                 =================================================================
                       Investment income--net .................       .39%*           .69%          .38%          .44%        1.33%
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $ 38,949        $ 29,947      $ 24,748      $ 12,961     $  4,294
                                                                 =================================================================
                       Portfolio turnover .....................       .87%          11.72%        25.82%        61.08%       32.33%
                                                                 =================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


          MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004            17

[LOGO] Merrill Lynch Investment Managers

                                                                                               Class I
                                                                ------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six                      For the Year Ended
from information provided in the financial statements.          Months Ended                         July 31,++
                                                                January 31,      -------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2004            2003          2002          2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $  10.94        $  10.49      $  12.30      $  12.70     $  14.27
                                                                 -----------------------------------------------------------------
                       Investment income--net** ...............       .09             .18           .16           .18          .31
                       Realized and unrealized gain (loss)
                        on investments and foreign currency
                        transactions--net .....................      1.55             .43         (1.30)         1.09         (.94)
                                                                 -----------------------------------------------------------------
                       Total from investment operations .......      1.64             .61         (1.14)         1.27         (.63)
                                                                 -----------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............      (.09)           (.16)         (.16)         (.21)        (.32)
                          Realized gain on investments--net ...        --              --          (.51)        (1.46)        (.62)
                                                                 -----------------------------------------------------------------
                       Total dividends and distributions ......      (.09)           (.16)         (.67)        (1.67)        (.94)
                                                                 -----------------------------------------------------------------
                       Net asset value, end of period .........  $  12.49        $  10.94      $  10.49      $  12.30     $  12.70
                                                                 =================================================================
==================================================================================================================================
Total Investment Return+
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....     15.02%@          5.98%        (9.61%)       10.48%       (4.44%)
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................       .91%*           .95%          .95%         1.10%         .95%
                                                                 =================================================================
                       Investment income--net .................      1.44%*          1.72%         1.42%         1.47%        2.35%
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $109,049        $102,651      $ 51,345      $ 45,085     $ 19,114
                                                                 =================================================================
                       Portfolio turnover .....................       .87%          11.72%        25.82%        61.08%       32.33%
                                                                 =================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Total investment returns exclude the effects of sales charges.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004

Financial Highlights (concluded)

                                                                                          Class R
                                                                              ------------------------------------
The following per share data and ratios have been derived                     For the Six         For the Period
from information provided in the financial statements.                        Months Ended       January 3, 2003@@
                                                                               January 31,          to July 31,
Increase (Decrease) in Net Asset Value:                                           2004                 2003
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..........          $  11.02             $  10.38
                                                                                ----------------------------------
                       Investment income--net** ......................               .05                  .04
                       Realized and unrealized gain on investments and
                        foreign currency transactions--net ...........              1.56                  .60
                                                                                ----------------------------------
                       Total from investment operations ..............              1.61                  .64
                                                                                ----------------------------------
                       Less dividends from investment income--net ....              (.05)                  --
                                                                                ----------------------------------
                       Net asset value, end of period ................          $  12.58             $  11.02
                                                                                ==================================
==================================================================================================================
Total Investment Return+
------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ............             14.88%@               7.01%@
                                                                                ==================================
==================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------
                       Expenses ......................................              1.18%*               1.45%*
                                                                                ==================================
                       Investment income--net ........................               .90%*               1.10%*
                                                                                ==================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ......          $    469             $     14
                                                                                ==================================
                       Portfolio turnover ............................               .87%               11.72%
                                                                                ==================================

*     Annualized.
**    Based on average shares outstanding.
+     Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Commencement of operations.

      See Notes to Financial Statements.


          MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004            19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Equity Dividend Fund (the "Fund") (formerly Merrill Lynch Equity Income Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during


20        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004
such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Repurchase agreements -- The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.


          MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004            21

[LOGO] Merrill Lynch Investment Managers

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ................................               .25%              --
Class B ................................               .25%             .75%
Class C ................................               .25%             .75%
Class R ................................               .25%             .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.


22        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004

For the six months ended January 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 3,252               $44,607
Class I ............................               $   757               $ 6,436
--------------------------------------------------------------------------------

For the six months ended January 31, 2004, MLPF&S received contingent deferred sales charges of $30,913 and $2,528 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,160 relating to transactions subject to front-end sale charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended January 31, 2004, MLIM, LLC received $6,435 in securities lending agent fees.

In addition, MLPF&S received $6,055 in commissions on the execution of portfolio security transactions for the Fund for the six months ended January 31, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended January 31, 2004, the Fund reimbursed MLIM $3,111 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2004 were $28,410,714 and $2,377,469, respectively.

Net realized losses for the six months ended January 31, 2004 and net unrealized gains as of January 31, 2004 were as follows:

-------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                    Losses              Gains
-------------------------------------------------------------------------------
Long-term investments ....................      $   (100,381)      $ 70,231,436
Foreign currency transactions ............           (10,591)             2,920
                                                -------------------------------
Total ....................................      $   (110,972)      $ 70,234,356
                                                ===============================

As of January 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $70,200,028, of which $76,355,726 related to appreciated securities and $6,155,698 related to depreciated securities. At January 31, 2004, the aggregate cost of investments for Federal income tax purposes was $271,368,271.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $9,545,502 and $67,412,613 for the six months ended January 31, 2004 and for the year ended July 31, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2004                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,570,545       $ 18,195,064
Automatic conversion of shares ...........           161,448          1,926,969
Shares issued to shareholders in
  reinvestment of dividends ..............            54,018            635,579
                                                -------------------------------
Total issued .............................         1,786,011         20,757,612
Shares redeemed ..........................          (821,567)        (9,687,654)
                                                -------------------------------
Net increase .............................           964,444       $ 11,069,958
                                                ===============================


          MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004            23

[LOGO] Merrill Lynch Investment Managers

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,604,198       $ 26,767,092
Automatic conversion of shares ...........           186,611          1,909,059
Shares issued to shareholders in
  reinvestment of dividends ..............            76,599            790,520
                                                -------------------------------
Total issued .............................         2,867,408         29,466,671
Shares redeemed ..........................        (1,762,395)       (18,017,142)
                                                -------------------------------
Net increase .............................         1,105,013       $ 11,449,529
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2004                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           697,620       $  8,184,202
Shares issued to shareholders in
  reinvestment of dividends ..............            10,021            117,760
                                                -------------------------------
Total issued .............................           707,641          8,301,962
Automatic conversion of shares ...........          (160,962)        (1,926,969)
Shares redeemed ..........................          (387,477)        (4,552,847)
                                                -------------------------------
Net increase .............................           159,202       $  1,822,116
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,922,160       $ 19,844,936
Shares issued to shareholders in
  reinvestment of dividends ..............            16,852            175,399
                                                -------------------------------
Total issued .............................         1,939,012         20,020,335
Automatic conversion of shares ...........          (186,074)        (1,909,059)
Shares redeemed ..........................        (1,098,859)       (11,272,095)
                                                -------------------------------
Net increase .............................           654,079       $  6,839,181
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 2004                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           638,365       $  7,427,315
Shares issued to shareholders in
  reinvestment of dividends ..............             6,590             76,198
                                                -------------------------------
Total issued .............................           644,955          7,503,513
Shares redeemed ..........................          (258,440)        (2,990,753)
                                                -------------------------------
Net increase .............................           386,515       $  4,512,760
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           915,266       $  9,337,820
Shares issued to shareholders in
  reinvestment of dividends ..............            13,425            136,284
                                                -------------------------------
Total issued .............................           928,691          9,474,104
Shares redeemed ..........................          (543,470)        (5,513,113)
                                                -------------------------------
Net increase .............................           385,221       $  3,960,991
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended January 31, 2004                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,845,389       $ 21,995,449
Shares issued to shareholders in
  reinvestment of dividends ..............            22,939            270,355
                                                -------------------------------
Total issued .............................         1,868,328         22,265,804
Shares redeemed ..........................        (2,523,305)       (30,552,917)
                                                -------------------------------
Net decrease .............................          (654,977)      $ (8,287,113)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         6,329,058       $ 64,155,819
Shares issued to shareholders in
  reinvestment of dividends ..............            31,379            324,147
                                                -------------------------------
Total issued .............................         6,360,437         64,479,966
Shares redeemed ..........................        (1,869,257)       (19,331,053)
                                                -------------------------------
Net increase .............................         4,491,180       $ 45,148,913
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                      Dollar
Ended January 31, 2004                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            38,149       $    453,236
Shares issued to shareholders in
  reinvestment of dividends ..............                96              1,167
                                                -------------------------------
Total issued .............................            38,245            454,403
Shares redeemed ..........................            (2,196)           (26,622)
                                                -------------------------------
Net increase .............................            36,049       $    427,781
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Period
January 3, 2003+ to                                                    Dollar
July 31, 2003                                       Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................             1,268       $     13,999
                                                -------------------------------
Net increase .............................             1,268       $     13,999
                                                ===============================

+     Commencement of operations.


24        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended January 31, 2004.

6. Capital Loss Carryforward:

On July 31, 2003, the Fund had a net capital loss carryforward of $8,361,446, of which $1,211,798 expires in 2010 and $7,149,648 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


          MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004            25

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Robert C. Doll, Jr., Senior Vice President
Robert M. Shearer, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

--------------------------------------------------------------------------------
Charles C. Reilly, Trustee of Merrill Lynch Equity Dividend Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Reilly well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


26        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


          MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2004            27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Equity Dividend Fund
Box 9011
Princeton, NJ
08543-9011

                                                                  #10561 -- 1/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 - Exhibits attached hereto

11(a) - Not Applicable

11(b) - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Equity Dividend Fund


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Equity Dividend Fund

        Date: March 19, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Equity Dividend Fund

        Date: March 19, 2004


       By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Equity Dividend Fund

        Date: March 19, 2004